UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 4, 2009

PROSPER MARKETPLACE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-147019	73-1733867
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, 22nd Floor
San Francisco, CA  94104
 (Address of principal executive offices)(Zip Code)

(415) 593-5400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 2, 2009, Ernst & Young, L.L.P. (“Ernst & Young”), the independent registered public accounting firm of Prosper Marketplace, Inc., a Delaware corporation (the “Company”), was dismissed by the Company.  On December 2, 2009, the Company engaged Odenburg, Ullakko, Muranishi & Co. L.L.P. (“OUM”) as its independent registered public accounting firm.  Our decision to dismiss Ernst & Young and to engage OUM was approved by the Board of Directors of the Company on December 2, 2009 based on the Board’s decision to reduce the expenses of completing the Company’s audited financial statements.

The reports of Ernst & Young on the consolidated financial statements for the Company for each of the two most recent fiscal years ending December 31, 2008 and 2007 and all subsequent interim periods did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim periods through the date of dismissal, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for those periods.  For the years ended December 31, 2008 and 2007, and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 30, 2008 and 2007 and through the date of this Form 8-K, neither the Company, nor anyone acting on its behalf, consulted with OUM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or any matters that were either the subject of a disagreement (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Prior to the Company’s engagement of OUM, OUM did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to dismiss Ernst & Young as its independent registered public accounting firm.

The Company provided Ernst & Young with a copy of the foregoing disclosures on this Form 8-K and requested that Ernst & Young furnish the Company with a letter addressed to the Securities Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. The Company has received the requested letter from Ernst & Young stating that it does agree, and a copy is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document
16.1	Letter of Ernst & Young L.L.P. to the Securities and Exchange Commission, dated December 4, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 4, 2009	PROSPER MARKETPLACE, INC. (Registrant)

	By:	/s/ Christian A. Larsen
Christian A. Larsen
Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document
16.1	Letter of Ernst & Young L.L.P. to the Securities and Exchange Commission, dated December 4, 2009